EXHIBIT 99.2
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NEWS RELEASE
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FOR IMMEDIATE RELEASE......................


                                    CORPORATE WEB ADDRESS: WWW.ACCESSITYCORP.COM


             NASDAQ TERMINATES DELISTING ACTION, ACCESSITY TO REMAIN
                      LISTED ON THE NASDAQ SMALLCAP MARKET

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Coral Springs, FL, March 2, 2005....ACCESSITY CORP. [NASDAQ SMALLCAP: ACTY]
reported today that Nasdaq has informed the Company that since holding its Annual Meeting of Shareholders on February 28, 2005, it is in full compliance with all Nasdaq requirements for continued listing on the Nasdaq SmallCap Market and therefore, the hearing scheduled for March 10, 2005 before the Nasdaq Listing Qualifications Panel has been deemed moot and the hearing file has been closed.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, REGARDING AMONG OTHER THINGS OUR PLANS, STRATEGIES AND PROSPECTS -- BOTH BUSINESS AND FINANCIAL. ALTHOUGH WE BELIEVE THAT OUR PLANS, INTENTIONS AND EXPECTATIONS REFLECTED IN OR SUGGESTED BY THESE FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT ASSURE YOU THAT WE WILL ACHIEVE OR REALIZE THESE PLANS, INTENTIONS OR EXPECTATIONS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS. MANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "PLANNED," "WILL," "MAY," "INTEND," "ESTIMATED," AND "POTENTIAL," AMONG OTHERS. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS WE MAKE IN THIS NEWS RELEASE INCLUDE MARKET CONDITIONS AND THOSE SET FORTH IN REPORTS OR DOCUMENTS THAT WE FILE FROM TIME TO TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO ACCESSITY CORP. OR A PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THIS CAUTIONARY LANGUAGE.

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